                                                                     EXHIBIT 23B


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
SafeNet, Inc.

We consent to the use of our report incorporated herein by reference.

Baltimore, Maryland                                  /s/ KPMG LLP
November 22, 2000